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Exhibit 4.01

        Incorporated Under the Laws of the Commonwealth of Virginia

SPECIMEN	SPECIMEN
No.	Shares
KMG AMERICA CORPORATION Common Stock, par value $0.01 per share
This certifies that SPECIMEN is the owner of SPECIMEN Shares of the Capital Stock of
KMG America Corporation, a Virginia Corporation
transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

        In Witness Whereof, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto affixed this                                        day of                                        A.D. 20

[SEAL]	President	Secretary

SHARES        par value $0.01        EACH

CERTIFICATE
FOR
SPECIMEN
SHARES
OF THE
CAPITAL STOCK

of
KMG AMERICA
CORPORATION

ISSUED TO

DATE

        For Value Received,             , hereby sell, assign and transfer unto
                                                                                                                                                                                 ,
                                                                                                                                                                       Shares
of the Capital Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                                                    Attorney
to transfer the said Stock on the books of the within named Corporation with full power of substitution in the premises.

        Dated

            In presence of

NOTICE    THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER

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  Exhibit 4.01